UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

First Community Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Exercise Your Right to Vote Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 22, 2019. FIRST COMMUNITY CORPORATION FIRST COMMUNITY CORPORATION 5455 SUNSET BLVD. LEXINGTON, SC 29072 Meeting Information Meeting Type: Annual Meeting For holders as of: March 15, 2019 Date: May 22, 2019 Time: 3:00 P.M. EDT Location: 105 N. Spring Street Greenville, South Carolina 29601 Directions to attend the Annual Meeting can be found on our website, www.firstcommunitysc.com. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. E71209-P18588

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT/10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of proxy materials, now or in the future, you must request one. Otherwise, you will not receive a paper or e-mail copy. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 8, 2019 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To access your online proxy card and to vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. You may enter your voting instructions at www.proxyvote.com up until 11:59 P.M. EDT the day before the meeting. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Class I Directors Nominees: 01) Michael C. Crapps 02) Mickey Layden 03) Jane Sosebee The Board of Directors recommends you vote FOR the following proposal: 2. To approve the compensation of our named executive officers as disclosed in the proxy statement (this is a non-binding, advisory vote). The Board of Directors recommends you vote 1 YEAR on the following proposal: 3. To approve a non-binding resolution to determine whether shareholders should have a say on the compensation of our named executive officers every one, two, or three years. The Board of Directors recommends you vote FOR the following proposals: 4. To approve an amendment to Article Three of our Restated Articles of Incorporation to increase the number of authorized shares of common stock, par value $1.00 per share, from 10,000,000 shares to 20,000,000 shares. 5. To ratify the appointment of Elliott Davis, LLC as the company's independent registered public accounting firm. 6. To approve the adjournment, postponement or continuance of the annual meeting, if necessary and appropriate, to solicit additional proxies if there are insufficient votes at the time of the annual meeting to adopt Proposal 4 set forth above, or if a quorum is not present at the time of the annual meeting. These items of business are more fully described in the proxy statement.